                                                                 Exhibit (e)(13)

                                                     IN-FORCE CHANGE APPLICATION
[LOGO OF AIG]                                      FOR INDIVIDUAL LIFE INSURANCE

[_]  AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_]  THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, 175 Water St, New York, NY 10038
A member of American International Group, Inc. (AIG)
Mailing Instructions: Send form(s) to P.O. Box 305355 . Nashville, TN 37230-5355
Faxing Instructions: For conversions: 1-800-382-4662 . For all other requests: 713-831-3028
____________________________________________________________________________________________________________________________________

Some transactions may not be available for all policies for each company listed above. Contact your service center or agent for further details. The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.
____________________________________________________________________________________________________________________________________

Use permanent ink when completing this form.  Be sure to answer all questions that pertain to your request. Provide details for any questions answered "Yes". Personally sign and date. Carefully read the Notices to the Proposed Insured(s) and keep with your policy.

CURRENT POLICY NUMBER ___________________________________________ INSURED'S NAME ___________________________________________________
OWNER'S NAME ___________________________________________________________ OWNER'S SSN/ITIN __________________________________________
REQUESTED CHANGE:           [_]  Application for Reduction of Premium Rate/Reversion
                            [_]  Increase Specified Amount: Base Coverage: ______________________
                            [_]  Addition or Increase of Rider and/or Benefit
                                    [_]  Accidental Death Benefit: Amount _______________________
                                    [_]  Child Rider: Amount _______________________________________________________________________
INSTRUCTIONS:                            (Complete all info for the primary insured & each child)
FOR THESE CHANGES,                  [_]  Disability Income Rider    [_]  DI Rider 2      [_]  DI Rider 5 (Choose one)
PLEASE COMPLETE THE                      Monthly Benefit $ ____________________________   Occupational Class: ______________________
ENTIRE APPLICATION, SIGN                 Number of years: _____   Number of months: _____   [_]  On-the-Job   [_]  Off-the-Job
AND DATE PAGE 7.                    [_]  Guaranteed Insurability Option Rider
                                    [_]  Spouse Rider: Amount __________________________   Plan: ___________________________________
                                         (Complete all info for the primary insured & spouse)
                                    [_]  Term Rider: Amount ____________________________   Plan: ___________________________________
                                         Insured ___________________________________________________________________________________
                                    [_]  Waiver of Monthly Deduction
                                    [_]  Waiver of Monthly Guarantee Premium
                                    [_]  Waiver of Premium
                                    [_]  Other Insured Rider: Amount __________________________
                                    [_]  Other Rider: Amount ___________________________   Explain type: ___________________________
                            [_]  Smoker/Tobacco/Nicotine Change: ___________________________________________________________________
                            [_]  If Universal Life Plan, Planned Periodic Premium $ ________________________________________________
____________________________________________________________________________________________________________________________________

INSTRUCTIONS: FOR THE CHANGES LISTED BELOW, COMPLETE SECTION I, AND SIGN AND DATE PAGE 7. IF A FACE INCREASE OR BENEFIT/RIDER
ADDITION IS REQUESTED, COMPLETE THE ENTIRE APPLICATION, SIGN AND DATE PAGE 7.

EXERCISE GUARANTEED INSURABILITY OPTION (GIO)                          TERM CONVERSION
   GIO Amount: ___________________________________________                CONVERSION AMOUNT
   Option Date: __________________________________________                Base Coverage: ___________________________________________
Benefits: If the insured is totally disabled, the                      Effective Date: _____________________________________________
insured is not eligible for Waiver of Premium.                         New Plan: ___________________________________________________
Is insured totally disabled? .......... [_]  yes   [_]  no             Benefits: If the insured is totally disabled, the
Check all applied for:                                                 insured is not eligible for Waiver of Premium.
[_]  Waiver of Premium/Monthly Deduction                               Is insured totally disabled? ............. [_]  yes   [_]  no
[_]  Accidental Death Benefit                                          Check all applied for:
[_]  Other________________________________________________             [_]  Waiver of Premium/Monthly Deduction
Automatic Premium Loan desired (if available)                          [_]  Accidental Death Benefit
[_]  yes   [_]  no                                                     [_]  Other __________________________________________________
                                                                       Automatic Premium Loan (if available)      [_]  yes   [_]  no
                                                                       Death Benefit Option (UL Only): [_]  Level   [_]  Increasing
                                                                       For Index UL, complete the Index UL Supplemental Application.
                                                                       After the conversion, will there be any remaining
                                                                       coverage on the existing policy? ......... [_]  yes   [_]  no
                                                                       Amount remaining after conversion: __________________________

New Policy # ____________________________(Office use only)

ICC15-108251                                         Page 1 of 7                        [BAR CODE]                           Rev0516

SECTION I - GENERAL INFORMATION:

   A. PRIMARY INSURED

First Name ______________________________ MI _______ Last Name ______________________________ SSN __________________________________
Gender   [_]  M   [_]  F    Birthplace (US State, or country) ______________________________________ Date of Birth _________________
TOBACCO USE: Have you ever used any form of tobacco or nicotine products? ........................................ [_]  yes  [_]  no
Type and Quantity used ______________________  If yes, a current user?   [_]  yes  [_]  no    If no, date of last use ______________
U.S. Citizen or Permanent Resident (Green Card holder)  [_]  yes  [_]  no
If no, Country of Citizenship __________________________ Date of Entry ____________ Visa Type ______________ (Copy of Visa Required)
Address ______________________________________________________ City _________________________ State ___________ ZIP ________________
                                                   [_]  CHECK HERE IF NEW ADDRESS
Primary Phone ___________________________ Alternate Phone ______________________________ Email _____________________________________
Employer__________________________________________________________ Occupation ______________________________________________________
Job Duties ________________________________________________________ Length of time in occupation ___________________________________
Average number of hours worked ________________________________________ Able to perform ____________________________________________
Personal Earned Income (Annual): $ __________________ Household Income (Annual): $ __________________ Net Worth $ __________________
Personal Earned Income means monies received for work performed.

   B. OTHER INSURED

First Name _______________________________ MI ________ Last Name ____________________________ SSN __________________________________
Relationship to Primary Insured ____________________________________________________________________________________________________
Gender  [_] M   [_] F Birthplace (US State, or country) ____________________________________ Date of Birth _________________________
TOBACCO USE: Have you ever used any form of tobacco or nicotine products?........................................    [_] yes  [_] no
Type and Quantity used ______________________  If yes, a current user?   [_]  yes  [_]  no    If no, date of last use ______________
U.S. Citizen or Permanent Resident (Green Card holder)  [_] yes  [_] no
If no, Country of Citizenship ____________________________ Date of Entry ____________ Visa Type ____________ (Copy of Visa Required)
Address ____________________________________________________ City _________________________ State __________ ZIP ___________________
Primary Phone ___________________________ Alternate Phone _______________________________ Email ____________________________________
Employer __________________________________________________________ Occupation _____________________________________________________
Job Duties ________________________________________________________ Length of time in occupation ___________________________________
Personal Earned Income (Annual): $ __________________ Household Income (Annual): $ __________________ Net Worth $ __________________
Personal Earned Income means monies received for work performed.

   C. CHILD INFORMATION Complete information for all children covered by child rider

            Name: First, Middle Initial, Last                  Age      Date      Gender    Height    Weight     Birth Weight
                                                                      of Birth                                  (if less than
                                                                                                                  1 year old)
            -----------------------------------------------    ---    --------    ------    ------    ------    -------------
Child 1     _______________________________________________    ___    ________    ______    ______    ______    _____________
Child 2     _______________________________________________    ___    ________    ______    ______    ______    _____________
Child 3     _______________________________________________    ___    ________    ______    ______    ______    _____________
Child 4     _______________________________________________    ___    ________    ______    ______    ______    _____________
Child 5     _______________________________________________    ___    ________    ______    ______    ______    _____________

Child Information: (If more Dependent Information needs to be entered, please use the Remarks section.)

   D. SPOUSE INFORMATION Complete information for spouse covered by rider

Spouse's Name ______________________________ MI _________ Last Name _________________________________________ Gender  [_]  M  [_]  F
Address _____________________________________________________ City _______________________ State _________ ZIP _____________________
Date of Birth _______________________________________________________ SSN __________________________________________________________

ICC15-108251                                         Page 2 of 7                          [BARCODE]                          Rev0516

   E. DESIGNATION OF OWNER FOR NEW POLICY Complete if the Primary Insured is not the Owner

CHANGE OF OWNERSHIP:  [_] YES  [_] NO (If yes, new and old owner(s) will also need to complete page 6.)
First Name ___________________________________________ MI ____________________________________ Last Name ___________________________
SSN/ITIN _______________________________________________________ Date of Birth _____________________________________________________
                                                   [_]  CHECK HERE IF NEW ADDRESS
Address ______________________________________________________ City _________________________ State __________ ZIP _________________
Primary Phone _______________________________________________ Email ________________________________________________________________
If the owner is a trust, please designate information for the Trust name, Trust Tax ID, Current Trustee and Date of Trust in the
Special Remarks section on Page 6 and complete the Certification of Trust.  If the owner is a Business, complete the Business
Certification.

   F. PREMIUM PAYOR Complete if other than Owner

First Name ________________________________ MI _______ Last Name ____________________________ SSN __________________________________
Address _________________________________________________________ City ________________________ State ________ ZIP _________________
If Payor is different from the Insured or the Owner and Bank Draft is not the chosen form of payment, also complete the Payor
Authorization Form.

   G. BILLING INFORMATION

Frequency: [_]  Annual  [_]  Semi Annual  [_]  Quarterly  [_]  Monthly  [_]  Other
Method:    [_]  Direct  [_]  List Bill    [_]  Government Allotment     [_]  Bank Draft
[_]  Use existing bank draft information from policy__________________ Draft Date ______________ (if different from existing draft)
[_]  Use new bank draft information (A new EFT authorization form will need to be completed.)

   H. PREMIUM PAYMENT ENCLOSED
[_]  yes  [_]  no          Amount $ ____________________________ Check # ____________________

   I. BENEFICIARY DESIGNATIONS Beneficiary Designations must equal 100%

The undersigned contract owner hereby revokes any previous beneficiary designation on the coverage being converted as well as optional mode of settlement with respect to any death benefit proceeds payable at the death of the insured under the new policy. If this conversion transaction results in coverage remaining under the current policy number, beneficiary designations of record for that policy will be retained. If beneficiary is a trust, provide name and date of trust agreement.

                                        DOB                 Phone                    Share    Beneficiary
No.               Name               mm/dd/yy    SSN       Number    Relationship      %         Type
---    --------------------------    --------    ---       ------    ------------    -----    -----------
       ___________________________________________________________________________________    [_] Primary
 1     Address:                                  Email:                                       [_] Contingent

       ___________________________________________________________________________________    [_] Primary
 2     Address:                                  Email:                                       [_] Contingent

       ___________________________________________________________________________________    [_] Primary
 3     Address:                                  Email:                                       [_] Contingent

SECTION II:

   A. BACKGROUND INFORMATION For all covered persons

Complete questions 1 through 12 for all persons proposed to be insured under the applied-for coverage. If an answer of yes applies to ANY insured provide details. You may be asked to complete and submit an additional form.
   1.  Have you ever used cocaine, heroin, methamphetamine, hallucinogens, stimulants or any other habit-forming drug except as prescribed by a medical professional? ........................................ [_]  yes  [_]  no
   2.  Have you ever sought or received medical advice, counseling or treatment by a medical professional to discontinue or reduce the use of alcohol or drugs, including prescribed controlled substances? .................................................................................... [_]  yes  [_]  no
   3.  In the past five years, have you pled guilty or been convicted of any driving violations to include driving under the influence of alcohol or drugs? ............................................... [_]  yes  [_]  no
   4.  In the past five years, have you flown as a pilot, student pilot or crew member of any aircraft, or have any intention to do so in the next two years? ........................................... [_]  yes  [_]  no
   5.  In the past five years, have you engaged in motor sports events or racing (auto, truck, motorcycle, boat, etc.); rock or mountain climbing; skin or scuba diving; aeronautics
       (hang-gliding, sky diving, parachuting, ultra light, soaring, ballooning,) or have any intention to do so in the next two years?.................................................................. [_]  yes  [_]  no

ICC15-108251                                         Page 3 of 7                          [BARCODE]                          Rev0516

   A. BACKGROUND INFORMATION For all covered persons (continued)

   6.  Do you intend to travel or reside outside of the United States or Canada within the next two years? ....... [_]  yes  [_]  no

   7.  Have you ever requested or received a pension, benefits, or payments because of an injury, sickness, or disability in the past 5 years? ........................................................................ [_]  yes  [_]  no

   8.  Have you ever filed for bankruptcy, or have the intention to seek bankruptcy protection within the next 12 months? ........................................................................................... [_]  yes  [_]  no

   9.  Have you ever been convicted of, or currently charged with, a felony or misdemeanor? ...................... [_]  yes  [_]  no

   10. Is there an intention that any party, other than the Owner or Beneficiary, will obtain any right, title, or interest in any policy issued on the life of any Proposed Insured as a result of this application? ...................................................................................... [_]  yes  [_]  no

   11. Does the Owner or any Proposed Insured intend to finance any of the premium required to pay for this policy through a financing or loan agreement? ........................................................ [_]  yes  [_]  no

   12. Is the Owner, any Proposed Insured, or any person or entity, being paid (cash, services, etc)
       as an incentive to enter into this transaction? ........................................................... [_]  yes  [_]  no
       DETAILS:
       _____________________________________________________________________________________________________________________________
       _____________________________________________________________________________________________________________________________
       _____________________________________________________________________________________________________________________________

   B. MEDICAL INFORMATION

   1. PRIMARY INSURED: Height ____ft ____in  Weight ____ lbs  Change of weight in last year? [_] None  Gain: ____ lbs  Loss: ___ lbs
      OTHER INSURED:   Height ____ft ____in  Weight ____ lbs  Change of weight in last year? [_] None  Gain: ____ lbs  Loss: ___ lbs
      CHILD 1:         Height ____ft ____in  Weight ____ lbs  Birth Weight (if less than 1 year old) _______________________________
      CHILD 2:         Height ____ft ____in  Weight ____ lbs  Birth Weight (if less than 1 year old) _______________________________
      CHILD 3:         Height ____ft ____in  Weight ____ lbs  Birth Weight (if less than 1 year old) _______________________________

   2. Name and address of personal physician
      PRIMARY INSURED: _____________________________________________________________________________________________________________
      OTHER INSURED: _______________________________________________________________________________________________________________
      CHILD 1:______________________________________________________________________________________________________________________
      CHILD 2:______________________________________________________________________________________________________________________
      CHILD 3:______________________________________________________________________________________________________________________

   3. Date, reason, findings and treatment at last visit
      PRIMARY INSURED: _____________________________________________________________________________________________________________
      OTHER INSURED: _______________________________________________________________________________________________________________
      CHILD 1:______________________________________________________________________________________________________________________
      CHILD 2:______________________________________________________________________________________________________________________
      CHILD 3:______________________________________________________________________________________________________________________
COMPLETE QUESTIONS 4 THROUGH 9 FOR ALL PROPOSED INSUREDS WHO ARE COVERED BY THIS POLICY. IF AN ANSWER OF YES APPLIES TO ANY INSURED
PROVIDE DETAILS SUCH AS DATE OF FIRST DIAGNOSIS, NAME AND ADDRESS OF DOCTOR, TESTS PERFORMED, TEST RESULTS, MEDICATION(S) OR
RECOMMENDED TREATMENT.
4. HAVE YOU EVER BEEN DIAGNOSED AS HAVING, BEEN TREATED FOR, OR CONSULTED A MEMBER OF THE MEDICAL PROFESSION FOR:
   A. coronary artery disease, heart attack, chest pain, shortness of breath, irregular heartbeat, heart murmur, or other disorder or disease of the heart?.......................................................... [_]  yes  [_]  no
   B. blood clot, clotting disorder, aneurysm, stroke, transient ischemic attack (TIA), peripheral vascular disease, or other disease, disorder or blockage of the arteries or veins? ......................... [_]  yes  [_]  no
   C. cancer, leukemia, lymphoma, tumors or growths, masses, cysts or other similar abnormalities?................ [_]  yes  [_]  no
   D. pituitary, thyroid, adrenal, or disease or disorder of any other glands? ................................... [_]  yes  [_]  no
   E. anemia, hemophilia, sickle cell anemia, or other disease or disorder of the blood, lymphatic system or immune system? ................................................................................... [_]  yes  [_]  no
   F. colitis, Crohn's disease, hepatitis, colon polyps, or any disorder of the throat, esophagus, gall bladder, stomach, liver, pancreas or intestine? ....................................................... [_]  yes  [_]  no
   G. disorder of the kidneys, bladder, prostate or reproductive organs or protein or blood in the urine? ........ [_]  yes  [_]  no
   H. asthma, chronic bronchitis, emphysema, chronic obstructive pulmonary disease (COPD), cystic fibrosis, sleep apnea or other breathing or lung disorder? ........................................................... [_]  yes  [_]  no

ICC15-108251                                         Page 4 of 7                          [BARCODE]                          Rev0516

   B. MEDICAL INFORMATION (continued)

   I. seizures, cerebral palsy, Down syndrome, autism spectrum disorder, Parkinson's disease, multiple sclerosis, severe headaches, disorder or injury of the brain, spinal cord or nervous system? ............................................................................................ [_]  yes  [_]  no
   J. attention deficit hyperactivity disorder (ADHD), memory loss, dementia or Alzheimer's disease? ............. [_]  yes  [_]  no
   K. anxiety, eating disorder, depression, suicide attempt, bipolar disease, post-traumatic stress disorder (PTSD), hallucinations, psychosis, schizophrenia, or other psychiatric conditions? ................ [_]  yes  [_]  no
   L. arthritis, muscle disorders, Amyotrophic Lateral Sclerosis (ALS), fibromyalgia, muscular dystrophy, chronic pain, connective tissue disease, autoimmune disease or other bone or joint disorders? .............. [_]  yes  [_]  no
   M. glaucoma, macular degeneration, optic neuritis or any disorder of the eyes, ears or skin? .................. [_]  yes  [_]  no
      DETAILS: _____________________________________________________________________________________________________________________
5. Other than previously stated, have you taken any medications, had treatment or therapy or been under medical observation within the past 12 months? ................................................................ [_]  yes  [_]  no
      DETAILS: _____________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
6. Have you ever tested positive for the Human Immunodeficiency Virus (HIV) or been diagnosed or treated by a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS)? ......................... [_]  yes  [_]  no
      DETAILS: _____________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
7. Other than previously stated, in the past 5 years, have you been advised by a member of the medical profession concerning any abnormal diagnostic test results, been advised to see a specialist, or been advised to have any diagnostic test, hospitalization, surgery, or treatment that was NOT completed (except for those tests related to the Human Immunodeficiency Virus), or do you have any test results pending? ..................................................................................... [_]  yes  [_]  no
      DETAILS: _____________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
8. Within the last 5 years have you been treated for or been diagnosed by a member of the medical profession for any other medical, physical, or psychological condition NOT disclosed above? .............................. [_]  yes  [_]  no
      DETAILS: _____________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
9. Have you made a claim for or received disability or Worker's Compensation benefits (other than for routine pregnancy) in the past 5 years? ............................................................................... [_]  yes  [_]  no
   If "Yes," provide Name, Type, Details, Date/Duration: ___________________________________________________________________________

   C. EXISTING COVERAGE

   1. DOES ANY PROPOSED INSURED HAVE ANY EXISTING LIFE INSURANCE POLICIES? ....................................... [_]  yes  [_]  no
   2. IF QUESTION 1 IS ANSWERED "YES", PLEASE PROVIDE THE FOLLOWING INFORMATION:

                                           Year       Coverage         Benefit           Type        Coverage Being      1035
   No.            Policy Number          of Issue    (see below)    Period (if DI)    (see below)       Replaced?      Exchange?
   ---    ---------------------------    --------    -----------    --------------    -----------    --------------    ---------
                                                                                                     [_] Y  [_] N      [_] Y  [_] N
   1      Company Name: _____________________________________________________________ Amount of Coverage $ _________________________
          Proposed Insured Name: ___________________________________________________________________________________________________
                                                                                                     [_] Y  [_] N      [_] Y  [_] N
   2      Company Name: _____________________________________________________________ Amount of Coverage $ _________________________
          Proposed Insured Name: ___________________________________________________________________________________________________
                                                                                                     [_] Y  [_] N      [_] Y  [_] N
   3      Company Name: _____________________________________________________________ Amount of Coverage $ _________________________
          Proposed Insured Name: ___________________________________________________________________________________________________
                                                                                                     [_] Y  [_] N      [_] Y  [_] N
   4      Company Name: _____________________________________________________________ Amount of Coverage $ _________________________
          Proposed Insured Name: ___________________________________________________________________________________________________

   COVERAGE: LI=Life, H=Health, A=Annuity, LT=LTC, DI= Disability Income        TYPE: i=individual, b=business, g=group, p=pending

ICC15-108251                                         Page 5 of 7                         [BAR CODE]                          Rev0516

D. SPECIAL REMARKS: USE THIS SPACE TO PROVIDE ANY ADDITIONAL COMMENTS OR REMARKS NOT GIVEN IN DETAIL ABOVE
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

AGREEMENT, AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND SIGNATURES

    I, the Primary Insured (and any Owner or Other Insured and any Assignee or Irrevocable Beneficiary signing below) acknowledge that I have read the statements contained in this application and any attachments or they have been read to me. My answers to the questions in this application are true and complete to the best of my knowledge and belief. I understand that no information about me will be considered to have been given to the Company by me unless it is stated in the application. I agree to notify the Company of any changes in the statements or answers given in the application between the time of application and delivery of any policy.  I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

    I understand and agree that no agent is authorized to accept risks or pass upon insurability, make or modify contracts, or waive any of the Company's rights or requirements.

    I have received a copy of or have been read the Notices to the Proposed Insured(s).

    I authorize any medical professional; any hospital, clinic or other health care facility; any pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; the Medical Information Bureau (MIB); or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability, or that of any minor child for whom application for insurance is being made, to disclose and give to the Company, its legal representatives, its affiliated service companies, and its affiliated insurers all information they have pertaining to: medical consultations; treatments; surgeries; hospital confinements for physical and/or mental conditions;
use of drugs or alcohol; drug prescriptions; or any other information concerning me, or any minor child for whom application for insurance is being made. Other information may include, but is not limited to, items such as: personal finances including credit as permitted; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc.

    I understand that the information obtained will be used by the Company to determine: (1) eligibility for insurance;
(2) eligibility for benefits under an existing policy; and (3) verification of answers and statements on this application. I further authorize the Company to conduct a media or electronic search on me. Any information gathered during the evaluation of my application may be disclosed to: other insurers to whom I may apply for coverage; reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me;
or any person or entity required to receive such information by law or as I may further consent.

    I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931,
Houston, TX 77251-1931. This consent will be valid for 24 months from the date of this application or for such other period permitted by applicable state law where the policy is issued.  I agree that a copy of this consent will be as valid as the original.
I authorize the Company, its affiliated insurers, and its affiliated service companies to obtain an investigative consumer report on
me.  I understand that I may: (1) request to be interviewed for the report; and (2) upon written request, receive a copy of such report.

  [_] Check if you wish to be interviewed.

IF A NEW OWNER FOR THE NEW POLICY HAS BEEN DESIGNATED ABOVE, THE UNDERSIGNED PERSONS/ENTITIES AGREE THAT, THE EXERCISE OF THE
"FREE LOOK" RIGHT UNDER THAT NEW POLICY WILL RESULT IN THE VOIDING OF THE NEW POLICY FROM ITS BEGINNING. IN SUCH CASE, THE CONVERTED
POLICY OR RIDER (AS APPLICABLE) WILL BE DEEMED NOT TO HAVE BEEN CONVERTED, AND NO CONVERSION CREDIT OR OTHER SUM SHALL BE DEEMED TO
HAVE BEEN TRANSFERRED BY MEANS OF THE CONVERSION.

------------------------------------------------------------------------------------------------------------------------------------
IF THIS IS A FULL TERM CONVERSION, PLEASE NOTE:

I HEREBY ABSOLUTELY ASSIGN AND TRANSFER TO THE COMPANY IDENTIFIED IN THIS APPLICATION ALL OF MY RIGHTS, TITLE AND INTEREST OF EVERY
KIND IN AND TO THE CURRENT POLICY INCLUDING, BUT NOT LIMITED TO THE RIGHT TO SURRENDER, ASSIGN, TRANSFER OR CHANGE THE BENEFICIARY.
------------------------------------------------------------------------------------------------------------------------------------


ICC15-108251                                         Page 6 of 7                         [BAR CODE]                          Rev0516

FRAUD: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

IRS CERTIFICATION (OWNER): Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____).

IRS CERTIFICATION (NEW OWNER): Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____)

**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from
IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
Please consult your own tax advisors.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

OWNER SIGNATURE FOR EXISTING POLICY                                   OWNER SIGNATURE FOR NEW POLICY


X                                                                     X
--------------------------------------------------------------        --------------------------------------------------------------
OWNER TITLE __________________________________________________        OWNER TITLE __________________________________________________
                (If Corporate Officer or Trustee)                                      (If Corporate Officer or Trustee)
OWNER SIGNED AT (city, state) ________________________________        OWNER SIGNED AT (city, state) ________________________________
OWNER SIGNED ON (date) _______________________________________        OWNER SIGNED ON (date) _______________________________________

PRIMARY INSURED SIGNATURE (if other than Owner)                       OTHER INSURED SIGNATURE


X                                                                     X
--------------------------------------------------------------        --------------------------------------------------------------
   (If under age 16, signature of parent or guardian)                    (If under age 16, signature of parent or guardian)
PRIMARY INSURED SIGNED AT (city, state) ______________________        OTHER INSURED SIGNED AT (city, state) ________________________
PRIMARY INSURED SIGNED ON (date)______________________________        OTHER INSURED SIGNED ON (date) _______________________________

OTHER REQUIRED SIGNATURE (Assignee or Irrevocable Beneficiary)


X
--------------------------------------------------------------
SIGNED AT (city, state) ______________________________________
SIGNED ON (date) _____________________________________________
____________________________________________________________________________________________________________________________________

AGENT ONLY
AGENT SIGNATURE
                                                                      STATE LICENSE #_______________________________________________
                                                                      AGENT # ______________________________________________________
                                                                      PERCENTAGE OF SPLIT __________________________________________
X ____________________________________________________________        AGENT TELEPHONE # ____________________________________________
AGENT SIGNED ON (date) _______________________________________        AGENCY # _____________________________________________________
AGENT NAME (please print) ____________________________________        LOCAL OFFICE _________________________________________________

ICC15-108251                                         Page 7 of 7                         [BAR CODE]                          Rev0516

                                                             HIPAA AUTHORIZATION
[LOGO OF AIG]

HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT ("HIPAA")
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION
_______________________________________________________________       _______/_______/______
NAME OF INSURED/PROPOSED INSURED (PLEASE PRINT)                            DATE OF BIRTH
I, the Insured/Proposed Insured above or the Insured/Proposed Insured's Personal Representative acting on behalf of the
Insured/Proposed Insured, hereby authorize all of the people and organizations listed below to give American General Life Insurance
Company ("AGL"), The United States Life Insurance Company in the City of New York ("US Life"), and any affiliated company, (AGL, US
Life and affiliated companies collectively the "Companies"), and their authorized representatives, including agents and insurance support organizations, (collectively, the "Recipient"), the following information:
   .  any and all information relating to my health (except psychotherapy notes) and my insurance policies and claims, including, but not limited to, information relating to any medical consultations, treatments, or surgeries; hospital confinements for physical and mental conditions; use of drugs or alcohol; drug prescriptions; and communicable diseases including HIV or AIDS;
      and
   .  information about me, including my name, address, telephone number, gender and date of birth
I hereby authorize each of the following entities ("Providers") to provide the information outlined above:
   .  any physician, nurse or medical practitioner or practitioner group;
   .  any hospital, clinic, other health care facility, pharmacy, or pharmacy benefit manager;
   .  any insurance or reinsurance company (including, but not limited to, the Recipient or any of the Companies (as defined above)
      which may have provided me with life, accident, health, and/or disability insurance coverage, or to which I may have applied for insurance coverage, but coverage was not issued);
   .  any consumer reporting agency or insurance support organization;
   .  my employer, group policy holder, or benefit plan administrator; and
   .  the Medical Information Bureau (MIB).
I understand that the information obtained will be used by the Recipient to:
   .  determine my eligibility for insurance;
   .  underwrite my application for insurance;
   .  determine my eligibility for benefits;
   .  if a policy is issued, determine my eligibility for benefits and contestability of the policy; and
   .  detect fraud or abuse or for compliance activities, which may include disclosure to MIB and participation in MIB's fraud prevention or fraud detection programs.
I hereby  acknowledge that the Companies are subject to certain federal privacy regulations. I understand that information released to the Recipient will be used and disclosed as described in the Notice of Health Information Privacy Practices, but that upon disclosure to any person or organization that is not a health plan or health care provider, the information may no longer be protected by federal privacy regulations.
I understand that the Recipients requesting access to my (electronic or paper) medical records are acting as a patient authorized representative and will attempt to access my medical records in an efficient manner, including electronic interchange through a
Health Information Exchange or directly through my Providers' electronic health record system. I may revoke this authorization at any time, except to the extent that action has been taken in reliance on this authorization or other law allows the Recipient to contest a claim under the policy or to contest the policy itself, by sending a written request to: American General Life Companies
Service Center, P.O. Box 9000, Amarillo, TX 79105-9000. I understand that my revocation of this authorization will not affect uses and disclosures of my health information by the Recipient for purposes of underwriting, claims administration and other matters associated with my application for insurance coverage and the administration of any policy issued as a result of that application.
I understand that the signing of this authorization is voluntary; however, if I do not sign the authorization, the Companies may not be able to obtain the information necessary to consider my application.
This authorization will be valid for 24 months. A copy of this authorization will be as valid as the original. I understand that I am entitled to receive a copy of this authorization.

SIGNATURE OF INSURED/PROPOSED INSURED OR INSURED/PROPOSED             RELATIONSHIP _________________________________________________
INSURED'S PERSONAL REPRESENTATIVE                                     DESCRIPTION OF AUTHORITY OF PERSONAL REPRESENTATIVE
                                                                      (if applicable) ______________________________________________
X
-----------------------------------------------------------           ______________________________________________________________
SIGNED ON (date) __________________________________________           CONTROL NUMBER/POLICY NUMBER _________________________________
SIGNOR NAME (printed) _____________________________________           ______________________________________________________________

                                                                                [BAR CODE]                        AGLC100633 Rev0716